UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Burgundy Technology Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39474 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102 Cayman Islands (Address of principal executive offices)	N/A (Zip Code)

(345) 945-7099

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	BTAQU	The NASDAQ Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	BTAQ	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	BTAQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a statement pertaining to Special Purpose Acquisition Companies (“SPACs”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”). In the SEC Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on August 31, 2020, the outstanding warrants (“Warrants”) to purchase Class A ordinary shares of Burgundy Technology Acquisition Corporation (the “Company”) were accounted for as equity within the Company’s balance sheet. However, as a result of the SEC Statement, and after discussion and evaluation, including with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm (the “Independent Accountant”), the Company has concluded that its warrants should be presented as liabilities with subsequent fair value measurement (for a full description of the private placement warrants and public warrants, refer to the registration statement on Form S-1 (File No. 333-240243), filed in connection with the Company’s initial public offering, declared effective by the SEC on August 26, 2020).

In light of the SEC Statement, on May 14, 2021, the Company’s audit committee (the “Audit Committee”) concluded, after discussion with the Company’s management and the Independent Accountant, that the Company’s audited financial statements for the period from June 4, 2020 (inception) through December 31, 2020 as included in the Company’s Annual Report on Form 10-K filed with the SEC on March 23, 2021 (the “Original 10-K”), its unaudited interim financial statements for the period from June 4, 2020 (inception) through June 30, 2020 as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on October 6, 2020, its unaudited interim financial statements for the period from June 4, 2020 (inception) through September, 2020 and for the three months ended September 30, 2020 as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2020 and certain items on its audited balance sheet as of August 31, 2020 included in the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2020 and unaudited pro forma balance sheet as of August 31, 2020 included in the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2020 (the “Non-Reliance Periods”), should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement.

Similarly, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

The change in accounting for the warrants did not have any impact on the Company’s previously reported investments held in trust, operating expenses, cash flows or cash. The Company will prepare an amendment to the Original 10-K reflecting the reclassification of the Warrants for the Non-Reliance Periods. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.  Going forward, unless the Company amends the terms of the Warrants, it expects to continue to classify the Warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on the Company’s results of operations.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements other than statements of historical fact included in this Current Report on Form 8-K. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGUNDY TECHNOLOGY ACQUISITION CORPORATION

		By:	/s/ Leo Apotheker
			Name:	Leo Apotheker
			Title:	Co-Chief Executive Officer

		By:	/s/ James Scott Mackey
			Name:	James Scott Mackey
			Title:	Co-Chief Executive Officer
Date:	May 14, 2021